                                                             EXHIBIT 23(a)(i)(b)

                                   SCHEDULE A
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 WT MUTUAL FUND

                 SCHEDULE OF PORTFOLIOS/FUNDS AND SHARE CLASSES
                 ----------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PORTFOLIO/FUND                                                                         CLASS OF SHARES
----------------------------------------------------------------------------------------------------------------------
Balentine Premier Money Market Portfolio                                               Service Class
----------------------------------------------------------------------------------------------------------------------
CRM Large Cap Value Fund                                                               Institutional Class
                                                                                       Investor Class
                                                                                       Retail Class
----------------------------------------------------------------------------------------------------------------------
CRM Mid Cap Value Fund                                                                 Institutional Class
                                                                                       Investor Class
                                                                                       Retail Class
----------------------------------------------------------------------------------------------------------------------
CRM Small Cap Value Fund                                                               Institutional Class
                                                                                       Investor Class
                                                                                       Retail Class
----------------------------------------------------------------------------------------------------------------------
CRM Small/Mid Cap Value Fund                                                           Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Roxbury Micro Cap Fund                                                                 Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Roxbury Mid Cap Fund                                                                   Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Roxbury Small Cap Growth Fund                                                          Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Broad Market Bond Portfolio                                                 Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington International Strategic Allocation Fund                                     Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Large Cap Core Portfolio                                                    Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Large Cap Growth Portfolio                                                  Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Large Cap Strategic Allocation Fund                                         Institutional Class
                                                                                       Investor Class
                                                                                       Service Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Large Cap Value Portfolio                                                   Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Mid Cap Strategic Allocation Fund                                           Institutional Class
                                                                                       Investor Class
                                                                                       Service Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PORTFOLIO/FUND                                                                         CLASS OF SHARES
----------------------------------------------------------------------------------------------------------------------
Wilmington Municipal Bond Portfolio                                                    Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Premier Money Market Portfolio                                              Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Prime Money Market Portfolio                                                Investor Class
                                                                                       Service Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Real Estate Strategic Allocation Fund                                       Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Short/ Intermediate Bond Portfolio                                          Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Short-Term Income Portfolio                                                 Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Small Cap Core Portfolio                                                    Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Small Cap Strategic Allocation Fund                                         Institutional Class
                                                                                       Investor Class
                                                                                       Service Class
----------------------------------------------------------------------------------------------------------------------
Wilmington Tax-Exempt Portfolio                                                        Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------
Wilmington U.S. Government Portfolio                                                   Institutional Class
                                                                                       Investor Class
----------------------------------------------------------------------------------------------------------------------